UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: April 18, 2007

CHANG-ON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Utah

87-0302579

(State of other jurisdiction of

(IRS Employer

incorporation or organization)

Identification No.)

514 No. 18 Building, High New Technology Development, Harbin, Heilongjiang, P.R. China

_____________________________________________________________________________

 (Address of principal executive offices)

(Zip Code)

86-451-82695010

(Registrant’s telephone number including area code)

Gold Standard, Inc.

(Former Name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Certificate of Incorporation

On April 18, 2007, Gold Standard, Inc. filed with the Utah Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendment changed the name of the corporation to “Chang-On International, Inc.”

Item 9.01

Financial Statements and Exhibits

Exhibits

3.01

Certificate of Amendment of Certificate of Incorporation filed on April 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANG-ON INTERNATIONAL, INC.

Dated:  April 18, 2007

By: /s/ Li Guomin

       Li Guomin, Chief Executive Officer